UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: January 31

Date of reporting period: January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

OUTFITTER FUND

ANNUAL REPORT
January 31, 2014

Outfitter Fund
Annual Report
January 31, 2014

Dear Fellow Shareholder:

The Outfitter Fund (the "Fund") delivered a return of 9.49% over the twelve months ended January 31, 2014, which was a bit better than the prior year's 8.18% return. Contributing to this year's return to shareholders was an income distribution of $0.186 per share. The Fund's ratio of net investment income to average net assets was 1.72% for the fiscal year ending January 31, 2014.

The investment strategy seeks broad asset class diversity, and a trade-off of this strategy is reduced upside when the S&P 500 takes-off. With a dividend re-investment assumption the S&P 500 stock market index returned 21.52% for the twelve month period ending January 31, 2014. At year-end the Fund had 58.45% of its assets in stocks, with 86% invested in US companies and 14% in non-US companies. A strong US dollar supported the returns of the S&P 500 index, while undermining returns on investments outside the US.

Emerging market stocks had negative returns last year. The Fund owned stakes in Brazilian retailer Cia Brasileira de Distribuicao Grupo Pao de Acucar (CBD) and in Chilean brewer Cia Cervecerias Unidas SA (CCU), both of which declined in value last year. We believe that CBD & CCU are excellent businesses, and our investments will benefit overtime from growth and investors seeking US dollar diversity.

The Fund held 35.99% of its assets in bonds at January 31, 2014, and most of that amount was held in corporate bonds. The Barclays Aggregate Bond Index only gained 0.12% over the twelve month period ended January 31, 2014. Holding's in long-term bonds of Walmart (matures 2035) and Microsoft (2040) had losses last year, while lower rated bonds like the Expedia (2020) notes generated positive returns for the Fund. A growing economy generally supports the returns of corporate bonds, and that is part of our outlook for this upcoming fiscal year.

Pharmaceutical company Biogen Idec (BIIB) was the Fund's biggest return contributor for the fiscal year, with the stock gaining 100%. The company benefited from rapid growth of new drugs that help to treat multiple sclerosis. Financial stocks CBOE Holdings (CBOE up 57%) and insurer Lincoln National (LNC up 68%) also deserve mention, with solid contributions to the Fund's returns.

The investment in Canadian fertilizer company Potash of Saskatchewan (POT) lost money for the fund last year. The stock could rebound this upcoming year supported by a quarterly dividend of $0.30 per share and improving global supply and demand fundamentals in the commodity potash.

The Fund's stock holdings include investments in the large market capitalization stock General Electric (GE) , which we believe stands to benefit from faster industrial growth, supported by the exploitation of low priced natural gas in the US and around the world. The Fund also invests in small capitalization companies like underappreciated KVH Industries (KVH), which we believe offers superior growth potential in revenue and profits from innovative maritime broadband communications products and services.

We take a balanced view of the future, considering both what could go right for investors and what could go wrong. We are hopeful for another year of solid returns, supported by global economic growth. Thank you for investing with us!

Benjamin J. Peress

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling 1-888-450-4517. An investment in the fund is subject to investment risks, including the possible loss of the principal amount invested. The fund’s principal underwriter is Rafferty Capital Markets, LLC.

2014 Annual Report 1

OUTFITTER FUND (Unaudited)

PERFORMANCE INFORMATION

January 31, 2014 NAV $11.53

TOTAL RETURNS (%) AS OF JANUARY 31, 2014.

		Since
	1 Year(A)	Inception(A)
Outfitter Fund	9.49%	8.83%
S&P 500 Index (B)	21.52%	19.12%
Barclays Aggregate Bond Index(C)	0.12%	1.35%

Annual Fund Operating Expense Ratio (from Prospectus dated 9/1/13):
   Gross - 1.22%, Net - 0.97%

The Annual Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s current financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund, and (b) the Annual Operating Expense Ratio was reported based on the contractual waiver of Services Agreement fees and Management Agreement fees which went effective June 1, 2013 and will extend through September 30, 2014. For information regarding the contractual waivers of the Services Agreement fees and Management Agreement fees for the entire fiscal year ended January 31, 2014, please see Note 4 in the Notes to the Financial Statements.

(A)Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Outfitter Fund was February 1, 2012.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(C)The Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-450-4517.

2014 Annual Report 2

OUTFITTER FUND

                                 OUTFITTER FUND
                                   by Security Type
                          (as a percentage of Net Assets)
                                          (Unaudited)

* Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

Outfitter Financial Corp., the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.outfitterfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-450-4517). This information is also available on the SEC’s website at http://www.sec.gov.

2014 Annual Report 3

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing costs, consisting of management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund's transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2013 to January 31, 2014.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	August 1, 2013 to
	August 1, 2013	January 31, 2014	January 31, 2014

Actual	$1,000.00	$1,020.72	$4.79

Hypothetical	$1,000.00	$1,020.47	$4.79
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2014 Annual Report 4

Outfitter Fund

		Schedule of Investments
		January 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

Consumer Discretionary
2,600	CarMax, Inc. *	$117,286
11,000	Gannett Co., Inc.	302,830
2,400	PetSmart, Inc.	151,200
Total for Consumer Discretionary		571,316	3.27%

Consumer Staples
1,400	Annie’s, Inc. *	56,168
3,900	Cia Brasileira de Distribuicao Grupo Pao de Acucar **	149,253
5,580	Compañía Cervecerías Unidas S.A. **	119,412
3,000	The Fresh Market, Inc. *	104,880
4,000	The Procter & Gamble Company	306,480
10,000	Unilever N.V. **	373,400
Total for Consumer Staples		1,109,593	6.34%

Energy
9,000	Bellatrix Exploration Limited * (Canada)	64,350
6,000	Golar LNG Limited (Bermuda)	213,060
2,900	Hess Corporation	218,921
5,000	Natural Gas Services Group, Inc. *	144,500
2,500	Schlumberger Limited	218,925
6,000	Synergy Resources Corporation *	51,840
Total for Energy		911,596	5.21%

Financials
3,000	Allianz SE * (Germany)	49,980
520	Banco de Chile **	38,090
2,800	Berkshire Hathaway Inc. Class B *	312,480
6,300	CBOE Holdings, Inc.	327,726
1,500	CME Group Inc.	112,140
1,000	First Midwest Bancorp, Inc.	15,970
7,000	Lincoln National Corporation	336,210
7,000	Republic Bancorp, Inc. Class A	161,630
4,500	Royal Bank of Canada (Canada)	278,460
10,000	Susquehanna Bancshares, Inc.	108,300
4,000	T. Rowe Price Group, Inc.	313,760
Total for Financials		2,054,746	11.75%

Health Care
4,000	Accuray Incorporated *	42,600
1,000	Allergan, Inc.	114,600
1,250	Biogen Idec Inc. *	390,800
4,600	H. Lundbeck A/S * **	113,896
3,600	Merck & Co., Inc.	190,692
4,000	NxStage Medical, Inc. *	51,800
15,000	Sequenom, Inc. *	34,050
Total for Health Care		938,438	5.36%

Industrials
2,250	Chart Industries, Inc. *	192,240
1,600	Deere & Company	137,536
2,000	FedEx Corporation	266,640
2,400	General Dynamics Corporation	243,144
22,500	General Electric Company	565,425
4,000	MYR Group Inc. *	100,280
3,000	Westport Innovations Inc. *	51,060
Total for Industrials		1,556,325	8.90%

* Non-Income Producing Securities. ** ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2014 Annual Report 5

Outfitter Fund

		Schedule of Investments
		January 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS (Continued)

Information Technology
8,000	Applied Materials, Inc.	$134,560
2,400	comScore, Inc. *	65,784
90	Google Inc. *	106,287
17,000	KVH Industries, Inc. *	224,060
7,000	Texas Instruments Incorporated	296,800
Total for Information Technology		827,491	4.73%

Materials
6,000	E. I. du Pont de Nemours and Company	366,060
2,000	Monsanto Company	213,100
9,000	Potash Corporation of Saskatchewan Inc. (Canada)	281,880
4,400	The Valspar Corporation	309,232
Total for Materials		1,170,272	6.69%

Telecommunication Services
4,000	Consolidated Communications Holdings, Inc.	78,320
7,000	Verizon Communications Inc.	336,140
Total for Telecommunication Services		414,460	2.37%

Utilities
6,500	Dominion Resources, Inc.	441,415
2,000	Genie Energy Ltd. *	20,000
Total for Utilities		461,415	2.64%

Total for Common Stocks (Cost $8,340,560)		10,015,652	57.26%

CORPORATE BONDS
224,000	Belo Corp. 7.25% 9/15/2027	229,600
250,000	Bill Barrett Corporation 7.625% 10/1/2019	270,000
300,000	Citigroup Inc. 5.5% 2/15/2017	333,500
300,000	Computer Sciences Corp. 6.50% 3/15/2018	349,961
504,000	Expedia, Inc. 5.95% 8/15/2020	552,791
350,000	Ford Motor Credit Company LLC 4.25% 2/3/2017	375,840
70,000	Gannett Co., Inc. 6.375% 9/1/2015	74,375
237,000	Gannett Co., Inc. 7.125% 9/1/2018	251,220
90,000	Gannett Co., Inc. 9.375% 11/15/2017	94,500
425,000	General Electric Cap Corp. 5.3% 2/11/2021	478,254
250,000	Goldman Sachs 3.625% 2/7/2017	262,081
100,000	Goldman Sachs 5.75% 1/24/2022	112,963
300,000	Hewlett-Packard Company 3.30% 12/9/2016	316,443
250,000	Microsoft Corp 4.5% 10/1/2040	247,150
250,000	The NASDAQ OMX Group, Inc. 4% 1/15/2015	257,393
64,000	The New York Times Company 5% 3/15/2015	66,000
400,000	Plains Exploration & Production, 6.5% 11/15/2020	438,500
400,000	Tyson Foods, Inc. 4.5% 6/15/2022	416,952
400,000	Wal-Mart Stores, Inc. 5.25% 9/1/2035	446,201
250,000	Whiting Petroleum Corp. 5% 3/15/2019	256,875
Total for Corporate Bonds (Cost $5,812,132)		5,830,599	33.33%

PREFERRED STOCK
3,000	Genie Energy Ltd. 7.5% Series 12-A Preferred	24,870
Total for Preferred Stock (Cost $22,149)		24,870	0.14%

REAL ESTATE INVESTMENT TRUSTS
8,000	Two Harbors Investment Corp.	78,640
4,500	Washington Real Estate Investment Trust	104,850
Total for Real Estate Investment Trusts (Cost $198,047)		183,490	1.05%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2014 Annual Report 6

Outfitter Fund

		Schedule of Investments
		January 31, 2014
Shares/Principal Amount		Fair Value	% of Net Assets

MUNICIPAL BONDS
30,000	Cook County Illinois School District No.035 Refunding	$32,981
	Taxable Series A 5.125% 12/1/2020
100,000	Fort Lauderdale Florida Special Obligation Pension Funding	99,399
	Taxable Bonds 3.574% 1/1/2023
150,000	Maryland State Economic Development Corporation Refunding	144,039
	Aviation Administration Taxable Bonds 2.5% 6/1/2021
50,000	Massachusetts State Housing Finance Agency Taxable	52,023
	Series D 4.782% 12/1/2020
60,000	North Carolina Housing Finance Agency Refunding Taxable	59,683
	Series 33 3.363% 1/1/2022
40,000	Oakland California Pension Obligation Taxable Bonds	24,796
	0.0% 12/15/2022 * ***
50,000	Virginia State Housing Development Authority Taxable Rental	51,268
	Housing Series E 3.754% 3/1/2021
Total for Municipal Bonds (Cost $481,282)		464,189	2.66%

MONEY MARKET FUNDS
472,690	Fidelity Money Market Portfolio Select Class 0.16% ****	472,690
472,690	Invesco Short-Term Investment Trust Liquid Asset Portfolio
	Institutional Class 0.15% ****	472,690
Total for Money Market Funds (Cost $945,380)		945,380	5.40%
Total Investment Securities		17,464,180	99.84%
	(Cost $15,799,550)
Other Assets In Excess of Liabilities		28,570	0.16%
Net Assets		$17,492,750	100.00%

* Non-Income Producing Securities.
*** Zero coupon bond; Interest rate reflects effective yield on the date of purchase.
**** Variable Rate Security; The Yield Rate shown represents the 7-day yield at January 31, 2014.

The accompanying notes are an integral part of these
financial statements.

2014 Annual Report 7

Outfitter Fund

Statement of Assets and Liabilities
January 31, 2014

Assets:
Investment Securities at Fair Value	$17,464,180
(Cost $15,799,550)
Cash	100
Interest Receivable	103,820
Dividends Receivable	19,029
Receivable for Shareholder Purchases	21,500
Receivable for Securities Sold	22,016
Total Assets	17,630,645
Liabilities:
Payable for Securities Purchased	123,937
Due to Advisor	13,958
Total Liabilities	137,895
Net Assets	$17,492,750

Net Assets Consist of:
Paid In Capital	$15,906,569
Accumulated Undistributed Net Investment Income	15,887
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	(94,336)
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	1,664,630
Net Assets, for 1,517,754 Shares Outstanding	$17,492,750
(Unlimited shares authorized, without par value)
Net Asset Value and Offering Price Per Share
($17,492,750/1,517,754 shares)	$11.53
Redemption Price ($11.53 x 0.98) (Note 2)	$11.30

Statement of Operations
For the fiscal year ended January 31, 2014

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $6,501)	$219,470
Interest	201,960
Total Investment Income	421,430
Expenses:
Management Fees (Note 4)	152,149
Service Fees (Note 4)	38,438
Total Expenses	190,587
Less: Expenses Waived (Note 4)	(44,969)
Net Expenses	145,618

Net Investment Income/(Loss)	275,812

Realized and Unrealized Gain/(Loss) on Investments:
Realized Gain/(Loss) on Investments	9,811
Net Change in Unrealized Appreciation/(Depreciation) on Investments	1,105,748
Net Realized and Unrealized Gain/(Loss) on Investments	1,115,559

Net Increase/(Decrease) in Net Assets from Operations	$1,391,371

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 8

Outfitter Fund

Statement of Changes in Net Assets
	2/1/2013	2/1/2012*
	to	to
	1/31/2014	1/31/2013
From Operations:
Net Investment Income/(Loss)	$275,812	$99,507
Net Realized Gain/(Loss) on Investments	9,811	(35,759)
Change in Net Unrealized Appreciation/(Depreciation)	1,105,748	558,882
Increase/(Decrease) in Net Assets from Operations	1,391,371	622,630
From Distributions to Shareholders:
Net Investment Income	(272,192)	(87,097)
Net Realized Gain from Security Transactions	(68,388)	-
Change in Net Assets from Distributions	(340,580)	(87,097)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,862,901	13,925,894
Proceeds From Redemption Fees (Note 2)	-	293
Shares Issued on Reinvestment of Dividends	340,581	85,796
Cost of Shares Redeemed	(252,602)	(56,437)
Net Increase/(Decrease) from Shareholder Activity	1,950,880	13,955,546
Net Increase/(Decrease) in Net Assets	3,001,671	14,491,079
Net Assets at Beginning of Period	14,491,079	-
Net Assets at End of Period (Including Accumulated Net Investment
Income of $15,887 and $12,410, respectively)	$17,492,750	$14,491,079
Share Transactions:
Issued	162,095	1,346,360
Reinvested	29,035	8,298
Redeemed	(22,674)	(5,360)
Net Increase in Shares	168,456	1,349,298
Shares Outstanding Beginning of Period	1,349,298	-
Shares Outstanding End of Period	1,517,754	1,349,298

* The Fund commenced operations on February 1, 2012. The accompanying notes are an integral part of these financial statements.

2014 Annual Report 9

Outfitter Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	2/1/2013	2/1/2012*
	to	to
	1/31/2014	1/31/2013
Net Asset Value -
Beginning of Period	$10.74	$10.00
Net Investment Income/(Loss) (a)	0.20	0.18
Net Gain/(Loss) on Securities
(Realized and Unrealized) (b)	0.83	0.64
Total from Investment Operations	1.03	0.82
Distributions (From Net Investment Income)	(0.19)	(0.08)
Distributions (From Realized Capital Gains)	(0.05)	-
Total Distributions	(0.24)	(0.08)
Proceeds from Redemption Fee (Note 2)	-	- +
Net Asset Value -
End of Period	$11.53	$10.74
Total Return(c)	9.49%	8.18%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$17,493	$14,491
Before Waiver
Ratio of Expenses to Average Net Assets (d)	1.19%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets (d)	1.44%	1.39%
After Waiver
Ratio of Expenses to Average Net Assets (d)	0.91%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets (d)	1.72%	1.71%
Portfolio Turnover Rate	20.61%	14.65%

* Commencement of Operations.
+ Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
(d) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

2014 Annual Report 10

NOTES TO FINANCIAL STATEMENTS
OUTFITTER FUND
January 31, 2014

1.) ORGANIZATION:
Outfitter Fund (the "Fund") was organized as a non-diversified series of the PFS Funds (the "Trust") on December 16, 2011. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of January 31, 2014, there were eight series authorized by the Trust. The Fund commenced operations on February 1, 2012. The investment advisor to the Fund is Outfitter Financial Corp. (the “Advisor”). The Fund seeks long-term capital appreciation as its primary objective, and investment income as the secondary objective.

2.) SIGNIFICANT ACCOUNTING POLICIES:
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 and 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the fiscal year ended January 31, 2014, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the fiscal year ended January 31, 2014, proceeds from redemption fees amounted to $0.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2014 Annual Report 11

Notes to Financial Statements - continued

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3.) SECURITIES VALUATIONS:
As described in Note 2, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including common stocks, preferred stock and real estate investment trusts). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be

2014 Annual Report 12

Notes to Financial Statements - continued

part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities (including corporate bonds and municipal bonds). Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$10,015,652	$ 0	$0	$10,015,652
Corporate Bonds	0	5,830,599	0	5,830,599
Preferred Stock	24,870	0	0	24,870
Real Estate Investment Trusts	183,490	0	0	183,490
Municipal Bonds	0	464,189	0	464,189
Money Market Funds	945,380	0	0	945,380
Total	$11,169,392	$6,294,788	$0	$17,464,180

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended January 31, 2014. There were no transfers into or out of the levels during the fiscal year ended January 31, 2014. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended January 31, 2014.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT:
The Advisor provides management services to the Fund pursuant to the Current Management Agreement (“Agreement”). The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives an investment management fee equal to 0.95% of the average daily net assets of the Fund. The Agreement became effective September 1, 2013. Prior to September 1, 2013, the Advisor managed the investment portfolio of the Fund under an

2014 Annual Report 13

Notes to Financial Statements - continued

Interim Management Agreement that became effective May 28, 2013; prior to which the Advisor managed the investment portfolio of the Fund under the Original Management Agreement. Under the Interim Management Agreement and the Original Management Agreement, the Advisor provided the same services at the same annual rate as it provides for under the Current Management Agreement as described above.

Additionally, the Advisor provides other services to the Fund pursuant to the Current Services Agreement (“Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.24% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, and extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers. The Services Agreement became effective September 1, 2013. Prior to September 1, 2013, the Advisor provided these other services to the Fund under an Interim Services Agreement that became effective May 28, 2013; prior to which, the Advisor provided these other services to the Fund under the Original Services Agreement. Under the Interim Services Agreement and the Original Services Agreement, the Advisor provided the same services at the same annual rate as it provides for under the Current Services Agreement as described above.

Effective June 1, 2013, the Adviser has contractually agreed to waive Services Agreement fees and Management Agreement fees and/or reimburse the Fund for expenses it incurs to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses) at 0.94% of its average daily net assets. This wavier will extend through September 30, 2014. This arrangement may not be terminated by the Advisor prior to the end of the terms described in this footnote. Prior to June 1, 2013, the Advisor had contractually agreed to waive Services Agreement fees and Management Agreement fees and/or reimburse the Fund for expenses it incurs during that period, but only to the extent necessary to maintain the total annual operating expenses of the Fund (excluding brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses) at 0.84% of its average daily net assets for that period. Such waivers have no provision for recoupment by the Advisor.

For the fiscal year ended January 31, 2014, the Advisor earned management fees totaling $152,149 and service fees totaling $38,438. For the same period the Advisor waived service fees and management fees totaling $44,969. As a result of the advisory fees and services fees, net of the waiver noted above, as of January 31, 2014, the Fund owed the Advisor $13,958.

5.) RELATED PARTY TRANSACTIONS:
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

The Trustees who are not interested persons of the Fund were each paid a total of $1,250 in Trustee fees for the fiscal year ended January 31, 2014.

6.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest for the Fund. Paid in capital for the Fund at January 31, 2014 was $15,906,569 representing 1,517,754 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES:
For the fiscal year ended January 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,799,245 and $3,061,525, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned at January 31, 2014 was $15,895,028. At January 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

2014 Annual Report 14

Notes to Financial Statements - continued

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,963,412	($394,260)	$1,569,152

9.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2014, RBC Capital Markets Corp. located at 60 South Sixth Street, Minneapolis, Minnesota, for the benefit of its clients, held, in aggregate, 78.34% of the shares of the Fund. The Trust does not know whether the foregoing entities or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund.

10.) DISTRIBUTIONS TO SHAREHOLDERS:
For the fiscal year ended January 31, 2014, there was a distribution from ordinary income of $0.18595 per share, long term capital gains of $0.01879 per share and short term capital gains of $0.02793 per share paid on December 26, 2013 to the shareholders of record on December 24, 2013.

The tax character of distributions was as follows:

	Fiscal Year Ended	February 1, 2012 to
	January 31, 2014	January 31, 2013
Ordinary Income .	$ 313,076	$ 87,097
Long-Term Capital Gain	27,504	-0-
	$ 340,580	$ 87,097

As of January 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)	$ 16,351
Undistributed long-term capital gain/(accumulated losses)	678
Unrealized appreciation/(depreciation)	1,569,152
$1,586,181

Differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of wash sales and deferred post-October losses. Post-October losses totaled $55,637.

11.) CAPITAL LOSS CARRYFORWARDS
The Fund utilized $23,375 of available short-term capital loss carryforwards during the fiscal year ended January 31, 2014.

12.) PRINCIPAL RISKS
The Fund may invest in a variety of securities described in its prospectus, including municipal securities. With respect to investments in municipal securities, the Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities. Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of the Fund's portfolio, the greater its interest rate risk. A more indepth discussion of the Fund's principal investment strategies and risks is contained in the Fund's prospectus, which investors may obtain free of charge by contacting the Fund.

13.) RECENT ACCOUNTING PRONOUNCEMENT
In January, 2013, the FASB issue ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of

2014 Annual Report 15

Notes to Financial Statements - continued

Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management has evaluated and concluded that there is no impact of the ASU on the financial statements of the Fund for the fiscal year ended January 31, 2014.

2014 Annual Report 16

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Outfitter Fund
and Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Outfitter Fund (the "Fund"), a series of PFS Funds, as of January 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Outfitter Fund as of January 31, 2014, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 27, 2014

2014 Annual Report 17

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-450-4517. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

				Number of	Other
			Principal	Portfolios In	Directorships
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	Blue Chip
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital		Investor Funds
			Management, LP (1995 to current).		PFS Funds
			Estate planning attorney (1963 to		(Jan. 2000 -
			current).		May 2013)

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	General Partner and Portfolio	8	Blue Chip
Year of Birth:1969	Secretary	Since 2000	Manager for Value Trend Capital		Investor Funds,
	and		Management, LP (1995 to current).		Sycuan Funds
	Treasurer		CEO, Premier Fund Solutions, Inc.
(2001 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

Independent Trustees

				Number of	Other
			Principal	Portfolios In	Directorships
Name,	Position	Term of Office	Occupation(s)	Fund	Held By
Address(1),	Held With	and Length of	During	Complex	Trustee or
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Officer
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds,
			and business attorney (1970 to cur-		Sycuan Funds
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Owner of George Cossolias &	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	Company, CPAs (1972 to current).		Investor Funds,
			President of Lubrication Specialists,		Sycuan Funds,
			Inc. (1996 to current).		Temecula
Valley Bank

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2014 Annual Report 18

Board of Trustees
Thomas H. Addis III
Allen C. Brown
George Cossolias, CPA
Jeffrey R. Provence

Investment Advisor
Outfitter Financial Corp.

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Outfitter
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

OUTFITTER FUND 1497 Chain Bridge Road McLean, VA 22101

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 1/31/14	FYE 1/31/13
Audit Fees	$13,250	$12,950
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$500	$500

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 1/31/14	FYE 1/31/13
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 4/1/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 4/1/14

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 4/1/14